EXHIBIT 10.6(a)

THE SECOND AMENDMENT TO THE

SECURED REVOLVING CONVERIBLE PROMISSORY NOTE

This Second Amendment To The Secured Revolving Convertible Promissory Note (the “Amendment”) is entered into as of September 27, 2016 by and between GelTech Solutions, Inc. (the “Borrower”) and Michael L. Reger (the “Lender”).

WHEREAS, the Lender extended a secured revolving convertible line of credit to the Borrower as evidenced by a Secured Revolving Convertible Promissory Note dated February 13, 2015 in the principal balance of Four Million 00/100 Dollars ($4,000,000.00) (the “Note”), (all documents and agreements executed by the Borrower in connection with the Note are hereinafter referred to as the “Loan Documents”);

WHEREAS, the Lender and Borrower agreed to increase the principal balance of the Note to Five Million and 00/100 Dollars ($5,000,000.00) by the First Amendment to the Secured Revolving Convertible Promissory Note dated April 5, 2016 (the “First Amendment”); and

WHEREAS, the Borrower has requested, and the Lender has agreed, to make further amendments to the Note.

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. Any term not defined herein shall have the same meaning as in the Note.

2. The Note is amended by increasing the principal sum to Six Million and 00/100 Dollars ($6,000,000.00) (the “Maximum Amount”).

3. The Borrower hereby represents and warrants to the Lender that:

(a)

Each and every one of the representations and warranties set forth in the Loan Documents is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

(b)

No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

4. Except as set forth herein and amended and modified hereby, the Note and Loan Documents have not been amended or modified and remain in full force and effect except for the First Amendment increasing the principal sum to Five Million and 00/100  Dollars ($5,000,000.00).

5. Borrower waives any offset defense or counterclaim Borrower may now have or may have in the future with regard to the Note and Loan Documents.

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[SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE SECURED REVOLVING CONVERIBLE PROMISSORY NOTE BETWEEN GELTECH SOLUTIONS, INC. AND MICHAEL L. REGER DATED FEBRUARY 15, 2015]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered on the date first written above.

BORROWER:

GelTech Solutions, Inc.

By:
Michael Hull, Chief Financial Officer

LENDER:

Michael L. Reger